INVESCO GLOBAL HEALTH CARE FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-05426
SERIES NO.:        3

74U.        1 Number of shares outstanding (000's Omitted)
              Class A                                                                                    15,979
            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                                                                     1,076
              Class C                                                                                     1,033
              Class Y                                                                                       187
              Investor Class                                                                             16,713

74V.        1 Net asset value per share (to nearest cent)
              Class A                                                                                   $ 30.51
            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                                                                   $ 25.65
              Class C                                                                                   $ 25.67
              Class Y                                                                                   $ 30.70
              Investor Class                                                                            $ 30.52

INVESCO DEVELOPING MARKETS FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-05426
SERIES NO.:        13

72DD.       1 Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                                                                                   $ 9,655
            2 Dividends for a second class of open-end company shares (000's Omitted)
              Class B                                                                                   $    81
              Class C                                                                                   $   303
              Class Y                                                                                   $ 2,083
              Institutional Class                                                                       $ 3,284

73A.          Payments per share outstanding during the entire current period: (form nnn.nnnn)
            1 Dividends from net investment income
              Class A                                                                                    0.2284
            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B                                                                                    0.0425
              Class C                                                                                    0.0425
              Class Y                                                                                    0.2890
              Institutional Class                                                                        0.3258

74U.        1 Number of shares outstanding (000's Omitted)
              Class A                                                                                    42,287
            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                                                                     1,722
              Class C                                                                                     6,557
              Class Y                                                                                     8,648
              Institutional Class                                                                        12,202

74V.        1 Net asset value per share (to nearest cent)
              Class A                                                                                   $ 34.73
            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                                                                   $ 33.75
              Class C                                                                                   $ 33.71
              Class Y                                                                                   $ 34.82
              Investor Class                                                                            $ 34.77

INVESCO ENDEAVOR FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-05426
SERIES NO.:        16

74U.        1 Number of shares outstanding (000's Omitted)
              Class A                                                                                    5,606
            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                                                                      566
              Class C                                                                                    1,415
              Class R                                                                                      923
              Class Y                                                                                      338
              Institutional Class                                                                        4,634

74V.        1 Net asset value per share (to nearest cent)
              Class A                                                                                   $18.01
            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                                                                   $17.19
              Class C                                                                                   $17.19
              Class R                                                                                   $17.79
              Class Y                                                                                   $18.12
              Institutional Class                                                                       $18.33

INVESCO GLOBAL FUND                                                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-05426
SERIES NO.:        17

74U.        1 Number of shares outstanding (000's Omitted)
              Class A                                                                                      955
            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                                                                      220
              Class C                                                                                      327
              Class R                                                                                       76
              Class Y                                                                                       17
              Institutional Class                                                                            1

74V.        1 Net asset value per share (to nearest cent)
              Class A                                                                                   $11.59
            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                                                                   $11.20
              Class C                                                                                   $11.20
              Class R                                                                                   $11.48
              Class Y                                                                                   $11.66
              Institutional Class                                                                       $11.72

INVESCO SMALL COMPANIES FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-05426
SERIES NO.:        18

74U.        1 Number of shares outstanding (000's Omitted)
              Class A                                                                                    19,268
            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                                                                       889
              Class C                                                                                     6,152
              Class R                                                                                     3,074
              Class Y                                                                                     1,075
              Institutional Class                                                                         2,367

74V.        1 Net asset value per share (to nearest cent)
              Class A                                                                                   $ 19.83
            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                                                                   $ 18.84
              Class C                                                                                   $ 18.82
              Class R                                                                                   $ 19.54
              Class Y                                                                                   $ 19.87
              Institutional Class                                                                       $ 20.29

INVESCO CHINA FUND                                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-05426
SERIES NO.:        19

72DD.       1 Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                                                                                   $   296
            2 Dividends for a second class of open-end company shares (000's Omitted)
              Class B
              Class C
              Class Y                                                                                   $    51
              Institutional Class                                                                       $     6

73A.          Payments per share outstanding during the entire current period: (form nnn.nnnn)
            1 Dividends from net investment income
              Class A                                                                                    0.0400
            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class B
              Class C
              Class Y                                                                                    0.0949
              Institutional Class                                                                        0.1314

74U.        1 Number of shares outstanding (000's Omitted)
              Class A                                                                                     6,579
            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class B                                                                                       965
              Class C                                                                                     2,228
              Class Y                                                                                       392
              Institutional Class                                                                            44

74V.        1 Net asset value per share (to nearest cent)
              Class A                                                                                   $ 22.32
            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                                                                   $ 21.80
              Class C                                                                                   $ 21.76
              Class Y                                                                                   $ 22.37
              Institutional Class                                                                       $ 22.37

INVESCO LIBOR ALPHA FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING: 4/30/2011
FILE NUMBER :      811-05426
SERIES NO.:        20

72DD.       1 Total income dividends for which record date passed during the period. (000's Omitted)
              Class A                                                                                   $   342
            2 Dividends for a second class of open-end company shares (000's Omitted)
              Class C                                                                                   $   184
              Class R                                                                                   $     6
              Class Y                                                                                   $    51
              Institutional Class                                                                       $     2

73A.          Payments per share outstanding during the entire current period: (form nnn.nnnn)
            1 Dividends from net investment income
              Class A                                                                                    0.1091
            2 Dividends for a second class of open-end company shares (form nnn.nnnn)
              Class C                                                                                    0.0983
              Class R                                                                                    0.0983
              Class Y                                                                                    0.1206
              Institutional Class                                                                        0.1205

74U.        1 Number of shares outstanding (000's Omitted)
              Class A                                                                                     2,805
            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
              Class C                                                                                     1,774
              Class R                                                                                        61
              Class Y                                                                                       454
              Institutional Class                                                                             8

74V.        1 Net asset value per share (to nearest cent)
              Class A                                                                                   $  8.98
            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
              Class B                                                                                   $  8.98
              Class C                                                                                   $  8.98
              Class Y                                                                                   $  9.00
              Institutional Class                                                                       $  8.98

INVESCO INTERNATIONAL TOTAL RETURN FUND                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2011
FILE NUMBER :       811-05426
SERIES NO.:         21

72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A                                                                                    $ 1,321
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B                                                                                    $   233
            Class C                                                                                    $   322
            Class Y                                                                                    $    21
            Institutional Class                                                                        $   184

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                                                     0.4834
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                                                                                     0.4389
            Class C                                                                                     0.4389
            Class Y                                                                                     0.4978
            Institutional Class                                                                         0.4980

74U.     1  Number of shares outstanding (000's Omitted)
            Class A                                                                                      2,802
         2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                                                                                        504
            Class C                                                                                        642
            Class Y                                                                                         42
            Institutional Class                                                                            404

74V.     1  Net asset value per share (to nearest cent)
            Class A                                                                                    $ 11.69
         2  Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B                                                                                    $ 11.66
            Class C                                                                                    $ 11.66
            Class Y                                                                                    $ 11.68
            Institutional Class                                                                        $ 11.69

INVESCO JAPAN FUND                                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2011
FILE NUMBER :       811-05426
SERIES NO.:         22

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                                                      574
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                      107
           Class C                                                                                      378
           Class Y                                                                                      168
           Institutional Class                                                                           75

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                                                    $5.38
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $5.18
           Class C                                                                                    $5.18
           Class Y                                                                                    $5.42
           Institutional Class                                                                        $5.45

INVESCO BALANCED-RISK ALLOCATION FUND                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2011
FILE NUMBER :       811-05426
SERIES NO.:         23

72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A                                                                                    $10,326
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B                                                                                    $   439
            Class C                                                                                    $ 2,924
            Class R                                                                                    $    26
            Class Y                                                                                    $ 3,109
            Institutional Class                                                                        $17,683

 73A.       Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                                                     0.4657
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                                                                                     0.4448
            Class C                                                                                     0.4448
            Class R                                                                                     0.4587
            Class Y                                                                                     0.4736
            Institutional Class                                                                         0.4736

 74U.    1  Number of shares outstanding (000's Omitted)
            Class A                                                                                     32,658
         2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                                                                                      1,155
            Class C                                                                                     12,119
            Class R                                                                                        144
            Class Y                                                                                     10,144
            Institutional Class                                                                         39,111

 74V.    1  Net asset value per share (to nearest cent)
            Class A                                                                                    $ 11.49
         2  Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B                                                                                    $ 11.34
            Class C                                                                                    $ 11.34
            Class R                                                                                    $ 11.43
            Class Y                                                                                    $ 11.53
            Institutional Class                                                                        $ 11.53

INVESCO VAN KAMPEN GLOBAL TACTICAL ASSET ALLOCATION FUND        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2011
FILE NUMBER :       811-05426
SERIES NO.:         25

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                                                       435
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                       123
           Class C                                                                                       396
           Class R                                                                                        13
           Class Y                                                                                       929
           Institutional Class                                                                             1

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                                                    $12.23
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $12.07
           Class C                                                                                    $12.09
           Class R                                                                                    $12.20
           Class Y                                                                                    $12.30
           Institutional Class                                                                        $12.30

INVESCO PACIFIC GROWTH FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2011
FILE NUMBER :       811-05426
SERIES NO.:         28

72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A                                                                                    $   905
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B                                                                                    $    14
            Class C                                                                                    $    10
            Class R                                                                                    $    --
            Class Y                                                                                    $   108

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                                                     0.1945
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                                                                                     0.3510
            Class C                                                                                     0.3510
            Class R                                                                                     0.1414
            Class Y                                                                                     0.2508

74U.     1  Number of shares outstanding (000's Omitted)
            Class A                                                                                      4,418
         2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                                                                                        337
            Class C                                                                                        281
            Class R                                                                                          4
            Class Y                                                                                        394


74V.     1  Net asset value per share (to nearest cent)
            Class A                                                                                    $ 24.08
         2  Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B                                                                                    $ 22.81
            Class C                                                                                    $ 22.83
            Class R                                                                                    $ 24.00
            Class Y                                                                                    $ 24.44

INVESCO EMERGING MARKET LOCAL CURRENCY DEBT FUND               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2011
FILE NUMBER :       811-05426
SERIES NO.:         40

72DD.    1  Total income dividends for which record date passed during the period. (000's Omitted)
            Class A                                                                                    $   127
         2  Dividends for a second class of open-end company shares (000's Omitted)
            Class B                                                                                    $    20
            Class C                                                                                    $    22
            Class R                                                                                    $     2
            Class Y                                                                                    $    29
            Institutional Class                                                                        $ 1,523

73A.        Payments per share outstanding during the entire current period: (form nnn.nnnn)
         1  Dividends from net investment income
            Class A                                                                                     0.4279
         2  Dividends for a second class of open-end company shares (form nnn.nnnn)
            Class B                                                                                     0.3872
            Class C                                                                                     0.3873
            Class R                                                                                     0.4144
            Class Y                                                                                     0.4413
            Institutional Class                                                                         0.4411

74U.     1  Number of shares outstanding (000's Omitted)
            Class A                                                                                        536
         2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
            Class B                                                                                         55
            Class C                                                                                         63
            Class R                                                                                          4
            Class Y                                                                                         76
            Institutional Class                                                                          3,152

74V.     1  Net asset value per share (to nearest cent)
            Class A                                                                                    $ 11.21
         2  Net asset value per share of a second class of open-end company shares (to nearest cent)
            Class B                                                                                    $ 11.20
            Class C                                                                                    $ 11.21
            Class R                                                                                    $ 11.21
            Class Y                                                                                    $ 11.21
            Institutional Class                                                                        $ 11.20

INVESCO BALANCED-RISK COMMODITY STRATEGY FUND                SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2011
FILE NUMBER :       811-05426
SERIES NO.:         41

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                                                       422
        2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                                                        14
           Class C                                                                                       101
           Class R                                                                                         2
           Class Y                                                                                       707
           Institutional Class                                                                         9,805

74V.    1  Net asset value per share (to nearest cent)
           Class A                                                                                    $11.76
        2  Net asset value per share of a second class of open-end company shares (to nearest cent)
           Class B                                                                                    $11.73
           Class C                                                                                    $11.73
           Class R                                                                                    $11.76
           Class Y                                                                                    $11.78
           Institutional Class                                                                        $11.78